Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Legend International Holdings, Inc. (the "Company") for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "report"), the undersigned, Joseph Isaac Gutnick, Chief Executive Officer of the Company, certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

          (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the securities Exchange Act of 1934; and

          (2)  The information  contained in the report fairly presents,  in all
          material  respects,   the  financial   condition  and  result  of
          operations of the Company.


Date:  March 29, 2007

                                           /s/Joseph Isaac Gutnick
                                           ------------------------------------
                                           Joseph Isaac Gutnick
                                           Chairman of the Board, President and
                                           Chief Executive Officer
                                           (Principal Executive Officer)




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